Exhibit 99.1

International Headquarters

2150 St. Elzéar Blvd. West

Laval, Quebec H7L 4A8

Phone: 514.744.6792

Fax: 514.744.6272

Contact Information:

Laurie W. Little

949-461-6002

laurie.little@valeant.com

VALEANT PHARMACEUTICALS REPORTS FOURTH QUARTER AND FULL YEAR

2013 FINANCIAL RESULTS

Fourth Quarter 2013

•	2013 Fourth Quarter Total Revenue $2.1 billion; an increase of 109% over the prior year

•	2% organic growth (same store sales) including impact from genericized products; 6% organic growth (pro forma) for total Company

•	10% organic growth for Bausch + Lomb in Q4 and since close

•	13% organic growth (same store sales) for the Developed Markets segment, excluding the impact from certain generic products

•	7% organic growth (same store sales) for the Emerging Markets segment

•	2013 Fourth Quarter GAAP EPS of $0.36; Cash EPS $2.15, an increase of 76% over the prior year

•	2013 Fourth Quarter GAAP Operating Cash Flow $280 million; Adjusted Operating Cash Flow $607 million

Full Year 2013

•	Total 2013 revenue was $5.8 billion; an increase of 66% over the prior year

•	9% organic growth (same store sales) for the Developed Markets segment, excluding the impact from certain generic products

•	11% organic growth (same store sales) for the Emerging Markets segment

•	10% organic growth for Bausch + Lomb since the close

•	Total 2013 GAAP EPS loss of $2.70; Cash EPS $6.24, an increase of 51% over the prior year

•	Total 2013 GAAP Operating Cash Flow $1.0 billion; Adjusted Operating Cash Flow $1.8 billion

Laval, Quebec — February 27, 2014 — Valeant Pharmaceuticals International, Inc. (NYSE: VRX) (TSX: VRX) announces fourth quarter financial results for 2013.

“Our dedicated team of professionals continued to deliver strong top line and bottom line results,” stated J. Michael Pearson, chairman and chief executive officer. “We are particularly pleased with the outperformance of the Bausch + Lomb businesses, coupled with the fact that the Company returned to positive organic growth. Valeant’s focus on cash pay businesses, diversification, durable assets, key geographies, and lower risk R&D will continue to benefit our shareholders as we look forward to continuing our track record of outperformance in 2014.”

Valeant Fourth Quarter Financial Results

Valeant’s total revenues were $2.1 billion, up 109% compared to the fourth quarter of 2012. Same store organic product sales growth for Valeant was 11%, excluding the impact of the genericization of the Zovirax franchise, Retin-A Micro and BenzaClin. These products accounted for approximately $78 million in lost sales as compared to the year-ago quarter. Including the generic impact of these products, same store organic product sales growth for Valeant was 2% and pro forma organic growth was 6%.

Valeant’s Developed Markets revenue was $1.6 billion, up 122% as compared to the fourth quarter of 2012. This increase was primarily led by the acquisition of Bausch+ Lomb, which was completed on August 5, 2013. Same store organic product sales growth was 13%, excluding the impact of the genericization of the Zovirax franchise, Retin-A Micro and BenzaClin. The growth in the Developed Markets was driven by continued growth in certain dermatology prescription brands, our aesthetics, consumer, neurology and other and oral health portfolios, and our Canadian business unit.

Valeant’s Emerging Markets revenue was $493 million, up 77% as compared to the fourth quarter of 2012. This increase was also primarily led by the acquisition of Bausch + Lomb. Total same store sales growth was 7% for the segment, with pro forma organic growth at 13%. This increase was driven by continued strong growth in all of our emerging market regions, particularly Poland, Russia, China and the Middle East.

The Company reported net income of $124 million for the fourth quarter of 2013, or $0.36 per diluted share, which included restructuring, integration and other charges of $128 million primarily related to the acquisition of Bausch + Lomb.

On a Cash EPS basis, adjusted income was $732 million, or $2.15 per diluted share, an increase of 76% over the prior year.

GAAP cash flow from operations was $280 million in the fourth quarter of 2013, and adjusted cash flow from operations was $607 million, an increase of 43% over the prior year. This increase in adjusted cash flow from operations was driven by growth across all our businesses and an investment in working capital due to the integration of Bausch + Lomb.

The Company’s cost of goods sold (COGS) was 26% of product sales in the fourth quarter of 2013, after backing out the fair value adjustment to inventory and other items related to acquisitions.

Selling, General and Administrative expenses were $450 million in the fourth quarter of 2013, or approximately 22% of revenue. Research and Development expenses were $60 million in the fourth quarter of 2013, or approximately 3% of revenue.

2014 Guidance

The Company is reaffirming its 2014 Cash EPS guidance of $8.25 to $8.75, which includes overcoming the negative impact from currency fluctuations since the beginning of the year of approximately $0.10 per share. This guidance does not include the positive impact of the PreCision Dermatology, Inc. acquisition, which is expected to close in the second quarter of 2014. Total revenue for 2014 is expected to be in the range of $8.2 billion to $8.6 billion and adjusted Cash Flow from Operations is expected to be in the range of $2.4 billion to $2.6 billion. The Company expects to raise guidance on Cash EPS, Revenue and adjusted cash flow from operations once the acquisition of PreCision has closed.

Conference Call and Webcast Information

The Company will host a conference call and a live Internet webcast along with a slide presentation today at 8:00 a.m. ET (5:00 a.m. PT), February 27, 2014 to discuss its fourth quarter financial results for 2013. The dial-in number to participate on this call is (877) 876-8393 confirmation code 68673247. International callers should dial (973) 200-3961, confirmation code 68673247. A replay will be available approximately two hours following the conclusion of the conference call through March 7, 2014 and can be accessed by dialing (855) 859-2056, or (404) 537-3406, confirmation code 68673247. The live webcast of the conference call may be accessed through the investor relations section of the Company’s corporate website at www.valeant.com.

About Valeant

Valeant Pharmaceuticals International, Inc. (NYSE/TSX:VRX) is a multinational specialty pharmaceutical company that develops, manufactures and markets a broad range of pharmaceutical products primarily in the areas of dermatology, eye health, neurology and branded generics. More information about Valeant can be found at www.valeant.com.

Forward-looking Statements

This press release may contain forward-looking statements, including, but not limited to, statements regarding future benefits to shareholders, and our expected future performance, including 2014 guidance with respect to Cash EPS, total revenue and adjusted cash flow from operations and our expectations with respect to updating guidance. Forward-looking statements may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company’s most recent annual or quarterly report and detailed from time to time in Valeant’s other filings with the Securities and Exchange Commission and the Canadian Securities Administrators, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Valeant undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect actual outcomes.

Non-GAAP Information

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the company uses non-GAAP financial measures that exclude certain items, such as amortization of inventory step-up, amortization of alliance product assets & property, plant and equipment step up, stock-based compensation step-up, contingent consideration fair value adjustments, restructuring, acquisition-related and other costs, In-process research and development, impairments and other charges, (“IPR&D”), legal settlements outside the ordinary course of business, the impact of currency fluctuations, amortization and other non-cash charges, amortization including intangible asset impairments and write-down of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest, loss on extinguishment of debt, (gain) loss on assets sold/held for sale/impairment, net, (gain) loss on investments, net, and adjusts tax expense to cash taxes. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the company’s core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP. Therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Financial Tables follow.

###

Exhibit 99.1

Valeant Pharmaceuticals International, Inc.	Table 1
Condensed Consolidated Statements of Income (Loss)
For the Three and Twelve Months Ended December 31, 2013 and 2012

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands, except per share data)	2013	2012	2013	2012
Product sales	$2,031,532	$941,993	$5,640,333	$3,288,592
Alliance and royalty	12,955	23,493	52,606	105,591
Service and other	19,270	20,807	76,666	86,193

Total revenues	2,063,757	986,293	5,769,605	3,480,376

Cost of goods sold (exclusive of amortization and impairments of finite-lived intangible assets shown separately below)	717,372	271,477	1,846,314	905,095
Cost of alliance and service revenues	14,565	15,184	58,806	64,601
Selling, general and administrative (“SG&A”)	450,254	204,697	1,305,164	756,083
Research and development	59,510	20,165	156,783	79,052
Acquisition-related contingent consideration	4,252	(28,464)	(29,259)	(5,266)
In-process research and development impairments and other charges	24,828	40,033	153,639	189,901
Other (Income)/Expense	79,269	—	234,442	59,349
Restructuring, integration, acquisition-related and other costs	128,274	261,801	551,241	422,991
Amortization and impairments of finite-lived intangible assets	361,956	299,485	1,901,977	928,885

	1,840,280	1,084,378	6,179,107	3,400,691

Operating income (loss)	223,477	(98,085)	(409,502)	79,685
Interest expense, net	(260,215)	(160,228)	(836,293)	(475,610)
Gain (loss) on extinguishment of debt	(35,474)	(17,625)	(65,014)	(20,080)
Gain (loss) on investments, net	—	32	5,822	2,056
Foreign exchange and other	(5,902)	1,263	(9,465)	19,721

Income (loss) before (recovery of) provision for income taxes	(78,114)	(274,643)	(1,314,452)	(394,228)
(Recovery of) provision for income taxes	(203,083)	(185,501)	(450,783)	(278,203)

Net income (loss)	124,969	(89,142)	(863,669)	(116,025)
Less: Net income (loss) attributable to noncontrolling interest	1,205	—	2,473	—

Net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$123,764	$(89,142)	$(866,142)	$(116,025)

Earnings (loss) per share:
Basic:
Earnings (loss)	$0.37	$(0.29)	$(2.70)	$(0.38)

Shares used in per share computation	334,444	305,131	320,996	305,446

Diluted:
Earnings (loss)	$0.36	$(0.29)	$(2.70)	$(0.38)

Shares used in per share computation	340,865	305,131	320,996	305,446

Valeant Pharmaceuticals International, Inc.	Table 2
Reconciliation of GAAP EPS to Cash EPS
For the Three and Twelve Months Ended December 31, 2013 and 2012

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands, except per share data)	2013	2012	2013	2012
Net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$123,764	$(89,142)	$(866,142)	$(116,025)
Non-GAAP adjustments (a):
Inventory step-up (b)	153,291	29,421	372,450	78,822
Alliance product assets & PP&E step-up/down (c)	21,064	(336)	22,668	50,434
Stock-based compensation (d)	371	2,720	21,254	29,484
Acquisition-related contingent consideration (e)	4,252	(28,464)	(29,259)	(5,266)
In-process research and development impairments and other charges (f)	24,828	40,033	153,639	189,901
Legal settlements and related fees (g)	65,322	—	220,495	56,779
Restructuring, integration, acquisition-related and other costs (h)	128,274	261,801	551,241	422,991
Amortization and impairments of finite-lived intangible assets and other non-GAAP charges (i)	385,438	311,834	1,957,310	963,248

	782,840	617,009	3,269,798	1,786,393
Amortization of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest (j)	18,963	22,188	89,461	36,402
(Gain) loss on extinguishment of debt	35,474	17,625	65,014	20,080
(Gain) loss on disposal of fixed assets and assets held for sale/impairment, net (k)	—	3,701	—	4,703
Foreign exchange and other (l)	193	—	776	—
Tax (m)	(229,698)	(191,801)	(515,884)	(319,603)

Total adjustments	607,772	468,722	2,909,165	1,527,975
Adjusted net income attributable to Valeant Pharmaceuticals International, Inc.	$731,536	$379,580	$2,043,023	$1,411,950

GAAP earnings (loss) per share - diluted	$0.36	$(0.29)	$(2.70)	$(0.38)

Cash earnings per share - diluted	$2.15	$1.22	$6.24	$4.51

Cash earnings per share excluding one-time items - diluted	$2.15	$1.22	$6.24	$4.14

Shares used in diluted per share calculation - GAAP earnings per share	340,865	305,131	320,996	305,446

Shares used in diluted per share calculation - Cash earnings per share	340,865	311,739	327,466	313,123

(a)	See footnote (a) to Table 2a and Table 2b.
(b)	See footnote (b) to Table 2a and Table 2b.
(c)	See footnote (h) to Table 2a and Table 2b.
(d)	See footnote (d) to Table 2a and Table 2b.
(e)	See footnote (f) to Table 2a and Table 2b.
(f)	See footnote (g) to Table 2a and Table 2b.
(g)	See footnote (h) to Table 2a and Table 2b.
(h)	See footnote (i)(j) to Table 2a and Table 2b.
(i)	See footnote (c) to Table 2a and Table 2b.
(j)	See footnote (k) to Table 2a and Table 2b.
(k)	See footnote (e) to Table 2a and Table 2b.
(l)	See footnote (l) to Table 2a and Table 2b.
(m)	See footnote (m) to Table 2a and Table 2b.

Valeant Pharmaceuticals International, Inc.	Table 2a
Reconciliation of GAAP EPS to Cash EPS
For the Three Months Ended December 31, 2013 and 2012

	Non-GAAP Adjustments(a) for
	Three Months Ended
	December 31,
(In thousands, except per share data)	2013		2012
Product sales	$—		$—
Alliance and royalty	—		—
Service and other	—		—

Total revenues	—		—

Cost of goods sold (exclusive of amortization and impairments of finite-lived intangible assets shown separately below)	(183,892	) (b)(c)	(41,838	) (b)(c)
Cost of alliance and service revenues	—		—
Selling, general and administrative (“SG&A”)	(369	) (d)	(6,017	) (d)(e)
Research and development	—		—
Acquisition-related contingent consideration	(4,252	) (f)	28,464	(f)
In-process research and development impairments and other charges	(24,828	) (g)	(40,033	) (g)
Other Income/(Expense)	(79,269	) (h)	—
Restructuring, integration, acquisition-related and other costs	(128,274	) (i)	(261,801	) (j)
Amortization and impairments of finite-lived intangible assets	(361,956)		(299,485)

	(782,840)		(620,710)

Operating income (loss)	782,840		620,710
Interest expense, net	18,963	(j)	22,188	(k)
Gain (loss) on extinguishment of debt	35,474		17,625
Foreign exchange and other	193	(l)	—

Income (loss) before (recovery of) provision for income taxes	837,470		660,523
(Recovery of) provision for income taxes	(229,698	) (m)	(191,801	) (m)

Total adjustments to net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$607,772		$468,722

Earnings (loss) per share:
Diluted:
Total adjustments to earnings (loss)	$1.78		$1.50

Shares used in per share computation	340,865		311,739

(a)	To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the company uses non-GAAP financial measures that exclude certain items, such as amortization of inventory step-up, amortization of alliance product assets & property, plant and equipment step up, stock-based compensation step-up, contingent consideration fair value adjustments, restructuring, integration, acquisition-related and other costs, In-process research and development, impairments and other charges, (“IPR&D”), legal settlements outside the ordinary course of business, the impact of currency fluctuations, amortization including intangible asset impairments and other non-cash charges, amortization and write-down of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest, loss on extinguishment of debt, (gain) loss on assets sold/held for sale/impairment, net, (gain) loss on investments, net, and adjusts tax expense to cash taxes.

Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the company’s core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP. Therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

(b)	ASC 805, accounting for business combinations requires an inventory fair value step-up whose total impact for the three months ended December 31, 2013 is $153.3 million primarily relating to the acquisitions of Bausch & Lomb Holdings Incorporated on August 5, 2013. For the three months ended December 31, 2012 the impact of inventory fair value step-up is $29.4 million primarily relating to the acquisitions of Medicis Pharmaceutical Corporation on December 11, 2012.

(c)	For the three months ended December 31, 2013 and 2012 cost of goods sold include costs associated with integration related tech transfers, $22.0 million and $10.1 million, respectively. For the three months ended December 31, 2013 cost of goods sold includes PP&E step up of $7.1 million related to the acquisition of Bausch & Lomb and amortization of a BMS fair value inventory adjustment of $1.5 million.

(d)	For the three months ended December 31, 2013 and 2012 SG&A primarily includes $0.4 million and $2.7 million of stock-based compensation, respectively, which reflects the acceleration of certain equity instruments and the amortization of the fair value step-up increment resulting from the merger of Legacy Valeant into Legacy Biovail.

(e)	SG&A includes $3.7 million loss on disposal of fixed assets for the three months ended December 31, 2012.

(f)	Net gain (expense) from the changes in acquisition-related contingent consideration for the three months ended December 31, 2013 and 2012 of ($4.3) million and $28.5 million, respectively.

(g)	In-process research and development impairments and other charges for the three months ended December 31, 2013 of $24.8 million primarily due to the write-off of IPR&D assets acquired as part of Bausch & Lomb acquisition in August 2013 of $14.4 million and an impairment related to Xerese Ointment of $8.8 million. In-process research and development impairments and other charges for the three months ended December 31, 2012 of $40.0 million relates primarily to an impairment of $24.7 million related to Xerese ® life-cycle management project, $5.0 million related to upfront payment to acquire North America rights to Emervel ® and $5.0 million related to the IDP-108 program.

(h)	For the three months ended December 31, 2013 other income/(expense) of $79.3 million primarily relates to a settlement agreement with Anacor Pharmaceuticals, Inc. and an AntiGrippin® litigation as well as a loss on the sale of certain Australian skin care products.

(i)	Restructuring, integration, acquisition-related and other costs of $128.3 million primarily represent costs relating to the acquisitions of Bausch & Lomb Holdings Incorporation, Medicis Pharmaceutical Corporation, Obagi Medical Products, Inc. and other Valeant restructuring and integration initiatives. These include $83.6 million relating to duplicative labor, contract terminations, integration consulting, transition services, and other, $24.3 million relating to facility closure costs, $12.0 million relating to acquisition costs, $4.9 million relating to other, $4.4 million relating to non-personnel manufacturing integration costs, $0.3 million stock-based compensation, $0.5 million of other non-cash charges offset by $1.7 million reduction to employee severance costs.

(j)	Restructuring, integration, acquisition-related and other costs of $261.8 million represent costs related to the acquisitions of Medicis, internal Valeant restructuring and integration initiatives, iNova, Dermik, OraPharma, Sanitas, Visudyne and Swiss Herbal. These include $52.6 million related to acquisition costs, $98.2 million related to employee severance costs, $77.3 million of stock-based compensation, $30.5 million related to integration consulting, duplicative labor, transition services, and other, and $3.2 million related to facility closure costs.

(k)	Non-cash interest expense associated with amortization and write-down of deferred financing costs and debt discounts for the three months ended December 31, 2013 is $19.0 million. For the three months ended December 31, 2012 non-cash interest expense associated with amortization and write-down of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest is $22.2 million.

(l)	Unrealized foreign exchange loss on intercompany financing arrangements of $0.2 million.

(m)	Total tax effect of non-GAAP pre-tax adjustments, resolution of uncertain tax positions and change in valuation allowance associated with deferred tax asset.

Valeant Pharmaceuticals International, Inc.	Table 2b
Reconciliation of GAAP EPS to Cash EPS
For the Twelve Months Ended December 31, 2013 and 2012

	Non-GAAP Adjustments(a) for
	Twelve Months Ended
	December 31,
(In thousands, except per share data)	2013		2012
Product sales	$—		$—
Alliance and royalty	—		—
Service and other	—		—

Total revenues	—		—

Cost of goods sold (exclusive of amortization and impairments of finite-lived intangible assets shown separately below)	(436,050	) (b)(c)	(112,273	) (b)(c)
Cost of alliance and service revenues	—		—
Selling, general and administrative (“SG&A”)	(21,708	) (d)	(34,575	) (d)(e)
Research and development	—		—
Acquisition-related contingent consideration	29,259	(f)	5,266	(f)
In-process research and development impairments and other charges	(153,639	) (g)	(189,901	) (g)
Other Income/(Expense)	(234,442	) (h)	(107,737	) (h)
Restructuring, integration, acquisition-related and other costs	(551,241	) (i)	(422,991	) (j)
Amortization and impairments of finite-lived intangible assets	(1,901,977)		(928,885)

	(3,269,798)		(1,791,096)

Operating income (loss)	3,269,798		1,791,096
Interest expense, net	89,461	(k)	36,402	(k)
Gain (loss) on extinguishment of debt	65,014		20,080
Foreign exchange and other	776	(l)	—

Income (loss) before (recovery of) provision for income taxes	3,425,049		1,847,578
(Recovery of) provision for income taxes	(515,884	) (m)	(319,603	) (m)

Total adjustments to net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$2,909,165		$1,527,975

Earnings (loss) per share:
Diluted:
Total adjustments to earnings (loss)	$8.88		$4.88

Shares used in per share computation	327,466		313,123

(a)	See footnote (a) to Table 2a.

(b)	ASC 805, accounting for business combinations requires an inventory fair value step-up whose total impact for the twelve months ended December 31, 2013 is $372.5 million primarily relating to the acquisition of Bausch & Lomb Holdings Incorporated on August 5, 2013 and Medicis Pharmaceutical Corporation on December 11, 2012. For the twelve months ended December 31, 2012 the impact of inventory fair value step-up is $78.8 million primarily relating to the acquisitions of Medicis Pharmaceutical Corporation on December 11, 2012, iNova on December 21, 2011, Dermik on December 16, 2011, Afexa Life Sciences on October 17, 2011, Ortho Dermatologics on December 12, 2011 and Pedinol Pharmacal, Inc. on April 11, 2012.

(c)	For the twelve months ended December 31, 2013 and 2012 cost of goods sold include costs associated with integration related tech transfers, $47.7 million and $28.9 million, respectively. For the twelve months ended December 31, 2013 cost of goods sold include amortization of a BMS fair value inventory adjustment of $6.5 million and PP&E step up related to the acquisition of Bausch & Lomb of $7.1 million.

(d)	For the twelve months ended December 31, 2013 and 2012 SG&A primarily includes $21.3 million and $29.5 million of stock-based compensation, respectively, which reflects the one time modification and cash settlement of certain board of directors equity instruments, acceleration of certain equity instruments and the amortization of the fair value step-up increment resulting from the merger of Legacy Valeant into Legacy Biovail.

(e)	SG&A includes $1.0 million loss on assets held for sale/impairment and $3.7 million loss on disposal of fixed assets for the twelve months ended December 31, 2012.

(f)	Net gain from the changes in acquisition-related contingent consideration for the twelve months ended December 31, 2013 and 2012 is $29.3 million and $5.3 million, respectively.

(g)	In-process research and development impairments and other charges for the twelve months ended December 31, 2013 of $153.6 million primarily due to the write-off of IPR&D assets relating to the modified-release formulation of ezogabine/retigabine of $93.8 million, IPR&D assets acquired as part of Aton Pharma, Inc. acquisition in May 2010 of $27.3 million, IPR&D assets acquired as part of Bausch & Lomb acquisition in August 2013 of $14.4 million and an impairment related to Xerese Ointment of $8.8 million. In-process research and development impairments and other charges for the twelve months ended December 31, 2012 of $189.9 million relates primarily to the write-off of the IPR&D asset related to the IDP-107 dermatology program of $133.4 million, an impairment of $24.7 million related to Xerese ® life-cycle management project, a $12.0 million payment to terminate a research and development commitment with a third party, $5.0 million related to upfront payment to acquire North America rights to Emervel ®, $5.0 million related to the IDP-108 program and $4.3 million related to the termination of the MC5 program acquired from Ortho Dermatologics.

(h)	For the twelve months ended December 31, 2013 other income/(expense) of $234.4 million primarily relating to a settlement agreement with Anacor Pharmaceuticals, Inc. and an AntiGrippin® litigation as well as a loss on the sale of certain Australian skin care products. For the twelve months ended December 31, 2012 other income/(expense) of $107.7 million relates to the litigation settlement and associated legal fees of patent-related and anti-trust litigations and a loss on the sale of 5FU and IDP-111 resulting from the acquisition of Dermik.

(i)	Restructuring, integration, acquisition-related and other costs of $551.2 million primarily represent costs relating to the acquisitions of Bausch & Lomb Holdings Incorporated, Medicis Pharmaceutical Corporation, Obagi Medical Products, Inc. and other Valeant restructuring and integration initiatives. These include $199.7 million relating to duplicative labor, contract terminations, integration consulting, transition services, and other, $190.9 million relating to employee severance costs, $56.6 million relating to stock-based compensation, $39.1 million relating to facility closure costs, $36.4 million relating to acquisition costs, $14.7 million relating to other, $9.1 million relating to non-personnel manufacturing integration costs and $4.7 million of other non-cash charges.

(j)	Restructuring, integration, acquisition-related and other costs of $423.0 million represent costs related to the acquisitions of Medicis, internal Valeant restructuring and integration initiatives, iNova, Dermik, OraPharma, Sanitas, Pedinol, Ortho Dermatologics, University Medical, Afexa, Swiss Herbal and Eyetech. These include $144.5 million related to employee severance costs, $78.6 million related to acquisition costs, $77.3 million stock-based compensation, $73.6 million related to integration consulting, duplicative labor, transition services, and other, $30.8 million related to facility closure costs, $14.0 million related to other, and $4.2 million related to non-personnel manufacturing integration costs.

(k)	Non-cash interest expense associated with amortization and write-down of deferred financing costs and debt discounts for the twelve months ended December 31, 2013 is $89.5 million. For the twelve months ended December 31, 2012 non-cash interest expense associated with amortization and write-down of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest is $36.4 million.

(l)	Unrealized foreign exchange loss on intercompany financing arrangements of $0.8 million.

(m)	Total tax effect of non-GAAP pre-tax adjustments, resolution of uncertain tax positions and change in valuation allowance associated with deferred tax asset.

Valeant Pharmaceuticals International, Inc.	Table 3
Statement of Revenues - by Segment
For the Three and Twelve Months Ended December 31, 2013 and 2012
(In thousands)

	Three Months Ended
	December 31,
	2013 GAAP	2012 GAAP	% Change	2013 currency impact	2013 excluding currency impact non-GAAP	% Change
Revenues (a)(b)
Total U.S.	$1,085,610	$547,610	98%	$—	$1,085,610	98%
ROW Developed	484,772	160,071	203%	15,036	499,808	212%

Developed Markets	1,570,382	707,681	122%	15,036	1,585,418	124%
Emerging Markets-Europe/Middle East	244,735	159,480	53%	(874)	243,861	53%
Emerging Markets-Latin America	121,421	95,071	28%	8,074	129,495	36%
Emerging Markets-Asia/Africa	127,219	24,061	429%	1,580	128,799	435%

Emerging Markets	493,375	278,612	77%	8,780	502,155	80%

Total revenues	$2,063,757	$986,293	109%	$23,816	$2,087,573	112%

	Twelve Months Ended
	December 31,
	2013 GAAP	2012 GAAP	% Change	2013 currency impact	2013 excluding currency impact non-GAAP	% Change
Revenues (a)(b)
Total U.S.	$3,194,531	$1,915,304	67%	$—	$3,194,531	67%
ROW Developed	1,098,685	586,960	87%	32,873	1,131,558	93%

Developed Markets	4,293,216	2,502,264	72%	32,873	4,326,089	73%
Emerging Markets-Europe/Middle East	809,657	574,876	41%	(9,299)	800,358	39%
Emerging Markets-Latin America	392,767	319,940	23%	14,854	407,621	27%
Emerging Markets-Asia/Africa	273,965	83,296	229%	7,921	281,886	238%

Emerging Markets	1,476,389	978,112	51%	13,476	1,489,865	52%

Total revenues	$5,769,605	$3,480,376	66%	$46,349	$5,815,954	67%

(a)	Note: Currency effect for constant currency sales is determined by comparing 2013 reported amounts adjusted to exclude currency impact, calculated using 2012 monthly average exchange rates, to the actual 2012 reported amounts. Constant currency sales is not a GAAP-defined measure of revenue growth. Constant currency sales as defined and presented by us may not be comparable to similar measures reported by other companies.
(b)	See footnote (a) to Table 2a.

Valeant Pharmaceuticals International, Inc.	Table 4
Reconciliation of GAAP Cost of Goods Sold to Non-GAAP Cost of Goods Sold - by Segment
For the Three and Twelve Months Ended December 31, 2013
(In thousands)

4.1 Cost of goods sold (a)

	Three Months Ended December 31,
	2013 as reported GAAP	% of product sales	2013 fair value step-up adjustment to inventory and other non-GAAP (b)	2013 excluding fair value step-up adjustment to inventory and other non-GAAP	% of product sales
Developed Markets	$482,296	31%	$139,632	$342,664	22%
Emerging Markets	235,076	48%	44,260	190,816	39%

	$717,372	35%	$183,892	$533,480	26%

	Twelve Months Ended December 31,
	2013 as reported GAAP	% of product sales	2013 fair value step-up adjustment to inventory and other non-GAAP (c)	2013 excluding fair value step-up adjustment to inventory and other non-GAAP	% of product sales
Developed Markets	$1,184,071	28%	$347,478	$836,593	20%
Emerging Markets	662,243	46%	88,572	573,671	40%

	$1,846,314	33%	$436,050	$1,410,264	25%

(a)	See footnote (a) to Table 2a.
(b)	Developed Markets include $119.6 million of fair value step-up adjustment to inventory, $11.9 million of integration related tech transfer costs and $1.5 million BMS fair value inventory adjustment and PP&E net step up adjustment of $6.6 million. Emerging Markets include $33.7 million of fair value step up adjustment to inventory, $10.1 million of integration related tech transfer costs and $0.5 million of PP&E step up adjustment.
(c)	Developed Markets include $307.3 million of fair value step-up adjustment to inventory, $27.7 million of integration related tech transfer costs and $6.5 million BMS fair value inventory adjustment and PP&E net step up adjustment of $6.0 million. Emerging Markets include $65.1 million of fair value step up adjustment to inventory, $20.0 million of integration related tech transfer costs and $3.5 million of PP&E step up adjustment and other.

Valeant Pharmaceuticals International, Inc.	Table 5
Consolidated Balance Sheet and Other Data
(In thousands)

	As of December 31, 2013	As of December 31, 2012
5.1 Cash
Cash and cash equivalents	$600,340	$916,091
Marketable securities	—	4,410

Total cash and marketable securities	$600,340	$920,501

Debt
Series A-1 Tranche A Term Loan Facility	$258,985	$2,083,462
Series A-2 Tranche A Term Loan Facility	228,145	—
Series A-3 Tranche A Term Loan Facility	1,935,713	—
Series D-2 Tranche B Term Loan Facility	1,256,704	1,275,167
Series C-2 Tranche B Term Loan Facility	966,808	973,988
Series E Tranche B Term Loan Facility	3,090,506	—
Senior Notes	9,618,829	6,448,317
Medicis Convertible Notes	209	233,793
Other	11,803	898

	17,367,702	11,015,625
Less: current portion	(204,756)	(480,182)

Total long-term debt	$17,162,946	$10,535,443

	Three Months Ended December 31,
	2013	2012
5.2 Summary of Cash Flow Statements
Cash flow provided by (used in):
Net cash provided by operating activities (GAAP)	$279,868	$67,920
Restructuring, integration and acquisition-related costs (c)	127,749	261,801
Payment of accrued legal settlements	166,151	—
Payment of accreted interest on convertible debt	—	—
Tax benefit from stock options exercised (a)	(24,428)	6,699
Cash settlement of BOD equity awards	—	18,391
Working capital change related to business development activities	—	—
Non-cash adjustments to income taxes payable	—	—
Changes in working capital related to restructuring, integration and acquisition-related costs(c)	58,117	68,580

Adjusted cash flow from operations (Non-GAAP) (b)	$607,457	$423,391

(a)	Includes stock option tax benefit which will reduce taxes in future periods.
(b)	See footnote (a) to Table 2a.
(c)	Total restructuring, integration and acquisition-related costs cash payments of $185,866 which include $21,330 of payments related to transaction costs incurred by B&L in connection with the acqusition, are broken down as follows:

Project Type	Amount Paid
Bausch & Lomb	147,156
Medicis	10,866
Intellectual property migration	8,655
Vital Science Corp (Dermaglow)	5,982
Other	5,040
Europe (including Nature Produkt, Lek-Am, Croma & Ekomir)	2,728
Manufacturing integration (various deals)	2,362
Obagi	1,808
OraPharma	991
Solta	166
Systems Integration	112

Total	$185,866

Expense Type	Amount Paid
Integration related consulting, duplicative labor, transition services, and other	100,391
Severance payments	56,431
Facility closure costs, other manufacturing integration, and other	20,470
Acquisition-related costs paid to 3rd parties	7,746
Stock-based compensation	828

Total	$185,866

Valeant Pharmaceuticals International, Inc.	Table 6
Organic Growth - by Segment
For the Three and Twelve Months Ended December 31, 2013
(In thousands)

	As reported For the Three Months Ended December 31, 2013
										Organic growth
							(a)	(b)		(b)	(b)
	(1) QTD 2013	(2) Acq impact	(3) QTD Same store	(4) QTD 2012	(5) Pro Forma Adj	(6) Pro Forma 2012	(7) Currency impact Same store	(8) Currency impact Acq	(9) Divestitures / Discontinuations (e)	Pro Forma (1)+(7) +(8)+ (9) / (6)	Same store (3)+ (7) / (4)- (9)
Total U.S. (c) (g)	1,073.5	550.3	523.3	539.1	495.3	1,034.5	—	—	(2.7)	4%	-3%
ROW Developed (d) (h)	476.2	344.8	131.4	137.6	343.9	481.5	9.8	6.2	11.8	5%	12%
Developed Markets	1,549.7	895.1	654.7	676.7	839.2	1,516.0	9.8	6.2	9.1	4%	0%
Emerging Markets (i)	486.5	203.5	283.0	269.4	172.3	441.7	2.9	6.5	3.5	13%	8%

Total product Sales	2,036.2	1,098.6	937.7	946.1	1,011.5	1,957.7	12.7	12.7	12.6	6%	2%

	Excludes Generics For the Three Months Ended December 31, 2013
										Organic growth
							(a)	(b)		(b)	(b)
	(1) QTD 2013	(2) Acq impact	(3) QTD Same store	(4) QTD 2012	(5) Pro Forma Adj	(6) Pro Forma 2012	(7) Currency impact Same store	(8) Currency impact Acq	(9) Divestitures / Discontinuations (e)	Pro Forma (1)+(7) +(8)+ (9) / (6)	Same store (3)+ (7) / (4)- (9)
Total U.S. (c) (f) (g)	1,036.6	550.3	486.4	424.6	495.3	919.9	—	—	(2.7)	12%	14%
ROW Developed (d) (h)	476.2	344.8	131.4	137.6	343.9	481.5	9.8	6.2	11.8	5%	12%
Developed Markets	1,512.8	895.1	617.8	562.2	839.2	1,401.4	9.8	6.2	9.1	10%	13%
Emerging Markets (i)	486.5	203.5	283.0	269.4	172.3	441.7	2.9	6.5	3.5	13%	8%

Total product sales	1,999.3	1,098.6	900.8	831.6	1,011.5	1,843.1	12.7	12.7	12.6	11%	12%

	As reported For the Twelve Months Ended December 31, 2013
										Organic growth
							(a)	(b)		(b)	(b)
	(1) YTD 2013	(2) Acq impact	(3) YTD Same store	(4) YTD 2012	(5) Pro Forma Adj	(6) Pro Forma 2012	(7) Currency impact Same store	(8) Currency impact Acq	(9) Divestitures / Discontinuations (e)	Pro Forma (1)+(7) +(8)+ (9) / (6)	Same store (3)+ (7) / (4)- (9)
Total U.S. (c) (g)	3,150.7	1,484.5	1,666.2	1,820.1	1,415.2	3,235.3	—	—	20.7	-2%	-7%
ROW Developed (d) (h)	1,048.5	566.5	482.0	517.1	568.7	1,085.8	21.1	12.5	24.1	2%	2%
Developed Markets	4,199.2	2,051.0	2,148.2	2,337.2	1,983.9	4,321.1	21.1	12.5	44.8	-1%	-5%
Emerging Markets (i)	1,458.3	415.6	1,042.7	963.2	367.0	1,330.2	4.9	9.7	23.0	12%	11%

Total product Sales	5,657.5	2,466.6	3,190.9	3,300.4	2,350.9	5,651.3	26.0	22.2	67.8	2%	0%

	Excludes Generics For the Twelve Months Ended December 31, 2013
										Organic growth
							(a)	(b)		(b)	(b)
	(1) YTD 2013	(2) Acq impact	(3) YTD Same store	(4) YTD 2012	(5) Pro Forma Adj	(6) Pro Forma 2012	(7) Currency impact Same store	(8) Currency impact Acq	(9) Divestitures / Discontinuations (e)	Pro Forma (1)+(7) +(8)+ (9) / (6)	Same store (3)+ (7) / (4)- (9)
Total U.S. (c) (f) (g)	3,056.1	1,484.5	1,571.6	1,450.6	1,415.2	2,865.7	—	—	20.7	7%	10%
ROW Developed (d) (h)	1,042.7	566.5	478.7	492.4	568.7	1,085.8	21.1	12.5	24.1	1%	7%
Developed Markets	4,098.8	2,051.0	2,050.3	1,943.0	1,983.9	3,951.5	21.1	12.5	44.8	6%	9%
Emerging Markets (i)	1,458.3	415.6	1,042.7	963.2	367.0	1,330.2	4.9	9.7	23.0	12%	11%

Total product sales	5,557.1	2,466.6	3,093.0	2,906.2	2,350.9	5,281.7	26.0	22.2	67.8	7%	10%

(a)	Note: Currency effect for constant currency sales is determined by comparing 2013 reported amounts adjusted to exclude currency impact, calculated using 2012 monthly average exchange rates, to the actual 2012 reported amounts. Constant currency sales is not a GAAP-defined measure of revenue growth. Constant currency sales as defined and presented by us may not be comparable to similar measures reported by other companies.
(b)	See footnote (a) to Table 2a.
(c)	Includes Valeant’s attributable portion of revenue from joint ventures (JV) - $1.6M Q4’12 and $1.3M Q4’13 and $3.5M FY’12 and $6.2M FY’13.
(d)	Includes Valeant’s attributable portion of revenue from joint ventures (JV) - $2.5M Q4’12 and $3.4M Q4’13 and $8.2M FY’12 and $11.0M FY’13.
(e)	Includes divestitures, discontinuations and supply interruptions.
(f)	Excludes revenue from genericized products of $114.6M Q4’12 and $36.9M Q4’13 and $394.3M FY’12 and $100.4M FY’13.
(g)	Reflects Bausch & Lomb post-acquisition revenue of $355.5M for Q4’13 and $572.0M FY’13 and $302.6M Q4’12 and $491.1M FY’12 pro forma revenue adjustments.
(h)	Reflects Bausch & Lomb post-acquisition revenue of $333.9M Q4’13 and $517.3M FY’13, currency impact of $5.1M Q4’13 and $10.4M FY’13 and $334.1M Q4’12 and $518.1M FY’12 pro forma revenue adjustments.
(i)	Reflects Bausch & Lomb post-acquisition revenue of $153.6M Q4’13 and $253.8M FY’13, currency impact of $4.9M Q4’13 and $7.3M FY’13 and $136.7M Q4’12 and $226.7M FY’12 pro forma revenue adjustments.